 MainStay CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

June 2024 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for June 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 6/30/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.1250	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.1250	100%

Fund Performance and Distribution Rate Information as of 5/31/2024

Average annual total return[1] (in relation to the net asset value (NAV))	–3.32%

Annualized current distribution rate expressed as a percentage of month end NAV as of 5/31/2024	10.03%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 5/31/2024	2.74%

Cumulative fiscal year distribution rate as a percentage of NAV as of 5/31/2024	9.80%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 5/31/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 5/31/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2023 through 5/31/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2023 through 5/31/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 5/31/2024.

June 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

5024665	MSMEGI02t-06/24

 MainStay CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

July 2024 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for July 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 7/31/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.2500	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.2500	100%

Fund Performance and Distribution Rate Information as of 6/30/2024

Average annual total return[1] (in relation to the net asset value (NAV))	–5.10%

Annualized current distribution rate expressed as a percentage of month end NAV as of 6/30/2024	10.66%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 6/30/2024	–5.11%

Cumulative fiscal year distribution rate as a percentage of NAV as of 6/30/2024	0.89%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 6/30/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 6/30/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 6/30/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 6/30/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 6/30/2024.

July 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

5024665	MSMEGI8x-07/24

 MainStay CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

August 2024 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for August 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 8/31/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1104	89%	$0.3604	96%

Net Realized Short-Term Capital Gains	$0.0053	4%	$0.0053	1%

Net Realized Long-Term Capital Gains	$0.0093	7%	$0.0093	3%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.3750	100%

Fund Performance and Distribution Rate Information as of 7/31/2024

Average annual total return[1] (in relation to the net asset value (NAV))	–2.47%

Annualized current distribution rate expressed as a percentage of month end NAV as of 7/31/2024	10.01%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 7/31/2024	1.87%

Cumulative fiscal year distribution rate as a percentage of NAV as of 7/31/2024	1.67%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 7/31/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 7/31/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 7/31/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 7/31/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 7/31/2024.

August 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00001-08/24

 NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

September 2024 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for September 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 9/30/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0903	72%	$0.4507	90%

Net Realized Short-Term Capital Gains	$0.0241	19%	$0.0294	6%

Net Realized Long-Term Capital Gains	$0.0106	9%	$0.0199	4%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.5000	100%

Fund Performance and Distribution Rate Information as of 8/31/2024

Average annual total return[1] (in relation to the net asset value (NAV))	–0.76%

Annualized current distribution rate expressed as a percentage of month end NAV as of 8/31/2024	9.63%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 8/31/2024	6.80%

Cumulative fiscal year distribution rate as a percentage of NAV as of 8/31/2024	2.41%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 8/31/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 8/31/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 8/31/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 8/31/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 8/31/2024.

September 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00007-09/24

 NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

October 2024 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for October 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 10/31/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0462	37%	$0.4969	80%

Net Realized Short-Term Capital Gains	$0.0533	43%	$0.0827	13%

Net Realized Long-Term Capital Gains	$0.0255	20%	$0.0454	7%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.6250	100%

Fund Performance and Distribution Rate Information as of 9/30/2024

Average annual total return[1] (in relation to the net asset value (NAV))	1.06%

Annualized current distribution rate expressed as a percentage of month end NAV as of 9/30/2024	9.20%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 9/30/2024	12.59%

Cumulative fiscal year distribution rate as a percentage of NAV as of 9/30/2024	3.07%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 9/30/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 9/30/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 9/30/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 9/30/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 9/30/2024.

October 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00014-10/24

 NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

November 2024 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for November 2024 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 11/30/2024

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0045	4%	$0.5014	67%

Net Realized Short-Term Capital Gains	$0.0896	71%	$0.1723	23%

Net Realized Long-Term Capital Gains	$0.0309	25%	$0.0763	10%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.7500	100%

Fund Performance and Distribution Rate Information as of 10/31/2024

Average annual total return[1] (in relation to the net asset value (NAV))	–1.04%

Annualized current distribution rate expressed as a percentage of month end NAV as of 10/31/2024	9.87%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 10/31/2024	5.78%

Cumulative fiscal year distribution rate as a percentage of NAV as of 10/31/2024	4.11%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 10/31/2024.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 10/31/2024.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 10/31/2024.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 10/31/2024, which is determined by dividing the dollar value of distributions in the period by the NAV as of 10/31/2024.

November 2024 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00017-11/24